                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2006
                                                 -------------------------------

          Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National Association,
Prudential Mortgage Capital Funding, LLC, Principal Commercial Funding II, LLC,
Nationwide Life Insurance Company and Principal Commercial Funding LLC
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          (Exact names of the sponsors as specified in their charters)

           Delaware                   333-120522-07              13-3411414
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(State or Other Jurisdiction       (Commission File No.        (IRS Employer
of Incorporation of depositor)      of issuing entity)         Identification
                                                            Number of depositor)

383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive Offices of Depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 272-2000
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                               Explanatory Note
                               ----------------

     Bear Stearns Commercial Mortgage Securities Inc. is filing this amendment
(this "Amendment") to the Current Report on Form 8-K that was filed on September
27, 2006 (the "Original Form 8-K") to correct the identification of one of the parties to the pooling and servicing agreement described in the Original Form
8-K.

Section 8 Other Events
          ------------
Item 8.01. Other Events
           ------------

     The pooling and servicing agreement referred to under Item 8.01 of the
Original Form 8-K was entered into by and among Bear Stearns Commercial Mortgage
Securities Inc., Prudential Asset Resources, Inc. as a Master Servicer, Wells
Fargo Bank, National Association as a Master Servicer, as Certificate
Administrator and as Tax Administrator, LNR Partners, Inc. as General Special
Servicer and LaSalle Bank National Association as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 13, 2006

                            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

                                 By: /s/ Richard A. Ruffer, Jr.
                                     --------------------------
                                 Name:  Richard A. Ruffer, Jr.
                                 Title: Vice President